SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

                                   --------
                          Deutsche Small Cap Core Fund




The following information relating to the fund is added under the "PART I:
APPENDIX I-E - SERVICE PROVIDER COMPENSATION" section of the fund's Statement of Additional Information:



The following waivers are currently in effect for the fund:


The Advisor has contractually agreed effective June 1, 2016 through May 31, 2017 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at ratios no higher than 1.26%, 2.01% and 1.01% for Class A, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.

               Please Retain This Supplement for Future Reference


May 20, 2016
SAISTKR-267

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